UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2022

NorthStar Healthcare Income, Inc.
(Exact name of Registrant as Specified in its Charter)

Maryland	000-55190	27-3663988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 34th Floor,
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 28, 2022, NorthStar Healthcare Income, Inc.’s (“NorthStar Healthcare”) former sponsor, DigitalBridge Group, Inc. (“DigitalBridge”), completed the previously announced disposition of its wellness infrastructure platform, which includes, among other things, NorthStar Healthcare’s advisor (the “Sponsor Transaction”).

Following completion of the Sponsor Transaction, NRF Holdco, LLC (“NRF”), which owns a diversified portfolio of medical office buildings, senior housing facilities, skilled nursing facilities and specialty hospitals, will also own CNI NSHC Advisors, LLC, NorthStar Healthcare’s advisor (the “Advisor”) and be NorthStar Healthcare’s new sponsor.

In addition, upon completion of the Sponsor Transaction, employees of DigitalBridge focused on the wellness infrastructure platform became employees of NRF. As a result, NorthStar Healthcare will have access to substantially the same personnel that it had prior to the Sponsor Transaction.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Sponsor Transaction, effective as of February 28, 2022, the board of directors (the “Board”) of NorthStar Healthcare, including all of its independent directors, approved the renewal of the advisory agreement (as amended from time to time, the “Advisory Agreement”). The Advisory Agreement was renewed for a one-year term commencing on February 28, 2022 upon terms identical to those in effect through February 28, 2022, but for certain updates to remove DigitalBridge and add NRF as the new sponsor for certain limited provisions (the “Amendments”).

In connection therewith, on February 28, 2022, NorthStar Healthcare, NorthStar Healthcare Income Operating Partnership, LP (the “Operating Partnership”), the Advisor, DigitalBridge and NRF entered into Amendment No. 4 to the Advisory Agreement (“Amendment No. 4”) to effect the Amendments. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar Healthcare, including asset management services, acquisition services, accounting services and stockholder services.

The foregoing description of the Advisory Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by, the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2014, Amendment No. 1 to the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the SEC on December 26, 2017, Amendment No. 2 to the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the SEC on June 23, 2020, Amendment No. 3 to the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the SEC on July 1, 2021 and Amendment No. 4 attached to this Current Report on Form 8-K as Exhibit 10.1, which agreement as amended is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of a Director

On February 28, 2022, Richard S. Welch resigned as member of the Board and as Chairman of the Board. The decision by Mr. Welch was not a result of any disagreement with NorthStar Healthcare on any matter relating to NorthStar Healthcare’s operations, policies or practices.

In addition, on February 28, 2022, the Board appointed T. Andrew Smith as the Non-Executive Chairman of the Board and reduced the number of directors on the Board.

Resignation and Appointment of Chief Financial Officer and Treasurer

On February 28, 2022, Neale W. Redington resigned as Chief Financial Officer and Treasurer of NorthStar Healthcare. The decision by Mr. Redington was not a result of any disagreement with NorthStar Healthcare on any matter relating to NorthStar Healthcare’s operations, policies or practices.

Following Mr. Redington’s resignation, on February 28, 2022, the Board appointed Paul V. Varisano as NorthStar Healthcare’s Chief Financial Officer and Treasurer. Mr Varisano, age 41, is also the Chief Financial Officer of NRF. Prior to the Sponsor Transaction, Mr. Varisano was a Senior Vice President of DigitalBridge, responsible for oversight of finance and accounting for DigitalBridge’s wellness infrastructure business since June 2019. Mr. Varisano served in a similar capacity for DigitalBridge’s hospitality business from June 2017 to June 2019, and served as Controller of NorthStar Asset Management

Group, Inc. (DigitalBridge’s predecessor) from September 2014 to January 2017, concentrating on its publicly-traded investment management business and public and non-public traded REITs, including NorthStar Healthcare. In addition, Mr. Varisano served as Director of financial accounting and reporting at Icon Capital, LLC from July 2012 to August 2014. Prior to that, Mr. Varisano was an audit senior manager in the real estate and investment management practice of Deloitte & Touche LLP. Mr. Varisano, a Certified Public Accountant (license inactive), earned a Bachelor of Science in Business Administration from Northeastern University.

Item 8.01. Other Events.

In addition, on February 28, 2022, NorthStar Healthcare’s revolving line of credit from an affiliate of its sponsor, now NRF (the “Sponsor Line”), was amended to extend the maturity date to February 28, 2024. No amounts are currently outstanding under the Sponsor Line.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description
10.1
Amendment No. 4 to Advisory Agreement dated as of February 28, 2022 by and among NorthStar Healthcare Income, Inc., NorthStar Healthcare Income Operating Partnership, LP, CNI NSHC Advisors, LLC, DigitalBridge Group, Inc. and NRF Holdco, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: March 3, 2022	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary
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